Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Third Quarter 2010 Financial Results

Revenue of $130.1 Million on Year-Over-Year Growth of 56%; Non-GAAP Profit of $0.18 per

Diluted Share; Non-GAAP Gross Margin at 51%

Sunnyvale, CA, October 18, 2010 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the third quarter ended September 25, 2010.

•	GAAP revenues for the quarter were $130.1 million compared to $111.4 million in the second quarter of 2010 and $83.4 million in the third quarter of 2009, representing year-over-year growth of 56%.

•

GAAP gross margins for the quarter were 50% compared to 42% in the second quarter of 2010 and 33% in the third quarter of 2009. GAAP net income for the quarter was $4.4 million, or $0.04 per basic and diluted share, compared to a net loss of $9.6 million, or $(0.10) per share, in the second quarter of 2010 and a net loss of $16.5 million, or $(0.17) per share, in the third quarter of 2009.

•

Non-GAAP gross margins for the quarter were 51% compared to 44% in the second quarter of 2010 and 38% in the third quarter of 2009, which excludes restructuring and other related costs and non-cash stock-based compensation. Non-GAAP net income for the quarter was $18.7 million, or $0.18 per diluted share, compared to net income of $3.0 million, or $0.03 per diluted share in the second quarter of 2010 and a net loss of $3.1 million, or $(0.03) per share, in the third quarter of 2009.

Management Commentary

“I am pleased with the outstanding financial performance delivered by the Infinera team in the third quarter,” said Tom Fallon, president and chief executive officer. “We achieved new records for quarterly revenue, gross margin and tributary adapter module shipments. The stronger revenue, higher profit margins and ongoing operating expense control resulted in significant income leverage, with a non-GAAP operating income contribution of $18.5 million for the quarter. We believe this operating income contribution, combined with our achievement of 51% gross margin, validates our long-term business model and demonstrates the leverage that is achievable.

“We believe that our continued solid financial performance stems from our customers’ confidence in Infinera’s unique and differentiated PIC-based networks and our expanded product portfolio that provides the end-to-end solutions that they are demanding,” continued Fallon.

The company also noted the following developments in the third quarter and more recently:

•	Positive cash from operations of $10.0 million;

•	TAM shipments of more than 3,000 units;

•	The addition of two new invoiced customers bringing its customer roster to 77;

•	The addition of six new ATN metro customers, bringing total ATN customers to 15;

•	The launch of new hardware and software products for the company’s DTN and ATN platforms that enable a new end-to-end “Digital OTN” solution; and

•	Two important technical demonstrations, including:

•	PIC-based 100 Gigabit per second (100G) coherent transmission and reception over a 1,348 kilometer route on an XO Communications nationwide network on a production Infinera line system, and

•	100 Gigabit Ethernet services over Colt’s existing London to Frankfurt Infinera network.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results and fourth quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-866-380-8126. International parties can access the replay at 1-203-369-0357.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our belief in the power and achievement of our long-term business model, our belief in our customers’ confidence in our PIC-based networks and expanded product portfolio, and our belief that the quarterly results validates our long-term business model and demonstrates the leverage that is achievable. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on March 1, 2010, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Use of Non-GAAP financial information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our third quarter 2010 results, including an estimate of non-GAAP earnings for the fourth quarter of 2010 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 25,	September 26,	September 25,	September 26,
	2010	2009	2010	2009
Revenue:
Product	$115,121	$73,690	$299,323	$193,912
Ratable product and related support and services	1,460	892	4,738	3,206
Services	13,480	8,826	33,158	21,802

Total revenue	130,061	83,408	337,219	218,920
Cost of revenue (1):
Cost of product	58,552	47,473	171,660	137,037
Cost of ratable product and related support and services	874	444	2,558	1,532
Cost of services	6,224	5,049	14,286	9,681
Restructuring costs (credit) related to cost of revenue	(60)	2,736	(182)	2,736

Total cost of revenue	65,590	55,702	188,322	150,986
Gross profit	64,471	27,706	148,897	67,934
Operating expenses (1):
Research and development	29,886	23,611	87,292	70,445
Sales and marketing	14,847	12,364	41,566	34,945
General and administrative	15,609	10,373	45,794	31,978
Restructuring and other costs	—	601	159	601

Total operating expenses	60,342	46,949	174,811	137,969
Income (loss) from operations	4,129	(19,243)	(25,914)	(70,035)
Other income (expense), net:
Interest income	284	441	1,094	1,956
Total other-than-temporary impairment losses	—	—	—	(2,747)
Portion of loss recognized in other comprehensive loss	—	(161)	—	1,653

Net credit impairment losses recognized in earnings	—	(161)	—	(1,094)
Other gain (loss), net	172	870	(352)	(138)

Total other income (expense), net	456	1,150	742	724
Income (loss) before income taxes	4,585	(18,093)	(25,172)	(69,311)
Provision for (benefit from) income taxes	225	(1,561)	20	(1,340)

Net income (loss)	$4,360	$(16,532)	$(25,192)	$(67,971)

Net income (loss) per common share
Basic	$0.04	$(0.17)	$(0.26)	$(0.71)

Diluted	$0.04	$(0.17)	$(0.26)	$(0.71)

Weighted average shares used in computing net income (loss) per common share
Basic	99,976	95,864	98,647	95,100

Diluted	105,159	95,864	98,647	95,100

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and nine months ended September 25, 2010 and September 26, 2009:

	Three Months Ended		Nine Months Ended
	September 25,	September 26,	September 25,	September 26,
	2010	2009	2010	2009
Cost of revenue	$725	$490	$1,858	$1,346
Research and development	3,773	2,915	10,546	7,066
Sales and marketing	2,148	1,710	6,187	4,723
General and administration	6,281	3,984	17,188	10,142

	12,927	9,099	35,779	23,277
Cost of revenue - amortization from balance sheet*	1,517	987	4,182	2,457

Total stock-based compensation expense	$14,444	$10,086	$39,961	$25,734

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 25,	June 26,	September 26,	September 25,	September 26,
	2010	2010	2009	2010	2009
Reconciliation of Gross Profit:
U.S. GAAP as reported	$64,471	$47,310	$27,706	$148,897	$67,934
Restructuring and other related costs(1)	(60)	(29)	2,736	(182)	2,736
Stock-based compensation(2)	2,242	1,867	1,477	6,040	3,803

Non-GAAP as adjusted	$66,653	$49,148	$31,919	$154,755	$74,473

Reconciliation of Gross Margin:
U.S. GAAP as reported	50%	42%	33%	44%	31%
Restructuring and other related costs(1)	—%	—%	3%	—%	1%
Stock-based compensation(2)	1%	2%	2%	2%	2%

Non-GAAP as adjusted	51%	44%	38%	46%	34%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$4,129	$(9,741)	$(19,243)	$(25,914)	$(70,035)
Restructuring and other related costs(1)	(60)	(31)	3,337	(23)	3,337
Stock-based compensation(2)	14,444	12,607	10,086	39,961	25,734

Non-GAAP as adjusted	$18,513	$2,835	$(5,820)	$14,024	$(40,964)

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$4,360	$(9,561)	$(16,532)	$(25,192)	$(67,971)
Restructuring and other related costs(1)	(60)	(31)	3,337	(23)	3,337
Stock-based compensation(2)	14,444	12,607	10,086	39,961	25,734

Non-GAAP as adjusted	$18,744	$3,015	$(3,109)	$14,746	$(38,900)

Net Income (Loss) per Common Share - Basic:
U.S. GAAP	$0.04	$(0.10)	$(0.17)	$(0.26)	$(0.71)

Non-GAAP	$0.19	$0.03	$(0.03)	$0.15	$(0.41)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP	$0.04	$(0.10)	$(0.17)	$(0.26)	$(0.71)

Non-GAAP	$0.18	$0.03	$(0.03)	$0.14	$(0.41)

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	99,976	98,777	95,864	98,647	95,100

Diluted	105,159	98,777	95,864	98,647	95,100

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	99,976	98,777	95,864	98,647	95,100

Diluted	105,159	103,945	95,864	103,389	95,100

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended			Nine Months Ended
	September 25, 2010			September 25, 2010
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$—	$—	$—	$(144)	$55	$(89)
Equipment and facility-related costs	(60)	—	(60)	(38)	—	(38)
Lease termination	—	—	—	—	104	104

Total	$(60)	$—	$(60)	$(182)	$159	$(23)

	Three Months Ended
	June 26, 2010
	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(129)	$—	$(129)
Equipment and facility-related costs	100	—	100
Lease termination	—	(2)	(2)

Total	$(29)	$(2)	$(31)

	Three and Nine Months Ended
	September 26, 2009
	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$804	$97	$901
Equipment and facility-related costs	1,900	415	2,315
Lease termination	32	89	121

Total	$2,736	$601	$3,337

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Nine Months Ended
	September 25,	June 26,	September 26,	September 25,	September 26,
	2010	2010	2009	2010	2009
Cost of revenue	$725	$564	$490	$1,858	$1,346
Research and development	3,773	3,350	2,915	10,546	7,066
Sales and marketing	2,148	2,192	1,710	6,187	4,723
General and administration	6,281	5,198	3,984	17,188	10,142

	12,927	11,304	9,099	35,779	23,277
Cost of revenue - amortization from balance sheet*	1,517	1,303	987	4,182	2,457

Total stock-based compensation expense	$14,444	$12,607	$10,086	$39,961	$25,734

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	September 25,	December 26,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$97,976	$109,859
Short-term investments	174,940	143,350
Short-term restricted cash	1,856	1,533
Accounts receivable	64,058	69,483
Other receivables	3,221	927
Inventories, net	88,694	68,872
Deferred inventory costs	6,940	5,891
Prepaid expenses and other current assets	11,068	8,313

Total current assets	448,753	408,228
Property, plant and equipment, net	47,134	43,656
Deferred inventory costs, non-current	3,141	4,438
Long-term investments	11,118	18,255
Cost-method investment	4,500	—
Long-term restricted cash	2,219	2,480
Deferred tax asset	7,649	12,449
Other non-current assets	2,215	2,439

Total assets	$526,729	$491,945

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45,880	$31,129
Accrued expenses	17,088	13,929
Accrued compensation and related benefits	18,031	19,248
Accrued warranty	5,560	6,091
Deferred revenue	18,386	18,295
Deferred tax liability	7,649	12,649

Total current liabilities	112,594	101,341
Accrued warranty, non-current	5,364	5,049
Deferred revenue, non-current	4,714	8,080
Other long-term liabilities	5,749	8,968
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of September 25, 2010 and December 26, 2009 Issued and outstanding shares – 100,960 as of September 25, 2010 and 96,874 as of December 26, 2009	101	97
Additional paid-in capital	801,766	747,580
Accumulated other comprehensive loss	(1,007)	(1,810)
Accumulated deficit	(402,552)	(377,360)

Total stockholders’ equity	398,308	368,507

Total liabilities and stockholders’ equity	$526,729	$491,945

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 25,	September 26,
	2010	2009
Cash Flows from Operating Activities:
Net loss	$(25,192)	$(67,971)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	11,594	12,064
Non-cash restructuring and other costs	100	2,404
Net credit impairment losses in earnings	—	1,094
Amortization of premium on investments	2,753	289
Stock-based compensation expense	39,961	25,733
Unrealized loss on Put Rights	1,696	2,540
Unrealized holding gain for trading securities	(1,696)	(3,141)
Non-cash tax benefit	(411)	—
Tax benefit (reversal) from stock option transactions	—	(593)
Reduction of tax benefit from stock option transactions	—	248
Gain on disposal of assets	(139)	(117)
Other gain	(71)	(113)
Changes in assets and liabilities:
Accounts receivable	5,425	15,324
Other receivables	(430)	(1,105)
Inventories, net	(19,787)	(12,728)
Prepaid expenses and other current assets	21	(2,331)
Deferred inventory costs	114	21
Other non-current assets	4,911	(4,795)
Accounts payable	15,024	(1,875)
Accrued liabilities and other expenses	(6,856)	8,749
Deferred revenue	(3,275)	(3,922)
Accrued warranty	(215)	197

Net cash provided by (used in) operating activities	23,527	(30,028)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(212,307)	(136,338)
Purchase of cost-method investment	(4,500)	—
Proceeds from sale of available-for-sale investments	—	1,536
Proceeds from maturities and calls of investments, and exercise of Put Rights	184,662	93,157
Proceeds from disposal of assets	284	206
Purchase of property and equipment	(15,639)	(11,599)
Change in restricted cash	(61)	(1,148)

Net cash used in investing activities	(47,561)	(54,186)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	12,341	8,545
Excess (reduction of) tax benefit from stock option transactions	—	(248)
Repurchase of common stock	(14)	(19)
Payments for purchase of assets under financing arrangement	(262)	—

Net cash provided by financing activities	12,065	8,278
Effect of exchange rate changes on cash	86	111
Net change in cash and cash equivalents	(11,883)	(75,825)
Cash and cash equivalents at beginning of period	109,859	166,770

Cash and cash equivalents at end of period	$97,976	$90,945

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$882	$1,245

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09	Q1’10	Q2’10	Q3’10
Revenue ($ Mil) (1)	$86.2	$66.6	$68.9	$83.4	$90.2	$95.8	$111.4	$130.1
Gross Margin % (1)	36%	31%	31%	38%	40%	41%	44%	51%
Invoiced Shipment Composition:
Domestic %	73%	74%	64%	63%	74%	79%	81%	73%
International %	27%	26%	36%	37%	26%	21%	19%	27%
Largest Customer %	23%	30%	20%	15%	17%	22%	13%	19%
Cash Related Information:
Cash from Operations ($ Mil)	($5.4)	($2.9)	($18.8)	($8.3)	($2.7)	$2.3	$11.2	$10.0
Capital Expenditures ($ Mil)	$7.8	$6.0	$2.8	$2.8	$4.4	$4.7	$5.0	$5.9
Depreciation & Amortization ($ Mil)	$4.1	$3.9	$4.0	$4.2	$4.5	$4.0	$3.7	$3.9
DSO’s	74	61	72	61	71	56	45	45
Inventory Metrics:
Raw Materials ($ Mil)	$9.1	$7.7	$10.1	$7.4	$6.9	$7.5	$9.1	$11.0
Work in Process ($ Mil)	$37.9	$43.2	$40.1	$36.2	$32.1	$31.5	$29.2	$36.5
Finished Goods ($ Mil)	$12.0	$13.6	$22.3	$29.3	$29.9	$33.0	$45.9	$41.2

Total Inventory ($ Mil)	$59.0	$64.5	$72.5	$72.9	$68.9	$72.0	$84.2	$88.7
Inventory Turns (1)	3.8	2.8	2.6	3.0	3.2	3.2	3.0	2.9
Worldwide Headcount	937	962	973	970	974	999	1,028	1,040

(1)	Q4’08 reflects Adjusted GAAP results and non-GAAP adjustments. Periods Q1’09 and going forward reflect non-GAAP results.

Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.